Exhibit 99.1

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
            REPORTS FINANCIAL RESULTS FOR THE SECOND QUARTER OF 2007

NEW YORK, NY - AUGUST 8, 2007 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for the second quarter and six months ended June 30, 2007.

SECOND QUARTER HIGHLIGHTS:

     o Strong Revenue Growth: reported revenues of $15.3 million for the second quarter, an increase of 111.2% year over year;

     o Reported Adjusted Funds from Operations ("AFFO")* of approximately $2.8 million or $0.33 per diluted share for the second quarter;

     o Diversified Investment Activity: investment volume for the second quarter increased approximately 64.0% year over year. AMAC originated or acquired first mortgage and mezzanine loans, subordinated notes and commercial mortgage backed securities ("CMBS") totaling approximately $257.0 million secured by multifamily, office, hotel, retail and mixed use properties; and

     o Continued Portfolio Performance: investment portfolio continues to perform well with no assets entering special servicing and no impairments recorded during the quarter.

"We are pleased to report another solid quarter of operating and financial results," said J. Larry Duggins, Chief Executive Officer of AMAC. "In this increasingly volatile market, AMAC continues to successfully execute our business plan and locate opportunities. In the second quarter, AMAC acquired $115.3 million of investment grade CMBS at very attractive, accretive spreads. Our earnings were in line with our expectations and the credit quality of our assets remains stable."

FINANCIAL RESULTS

The table below summarizes AMAC's revenues, net income, FFO and adjusted FFO for the three and six months ended June 30, 2007 and 2006. FFO for the three and six months ended June 30, 2007 and 2006 were impacted by the change in the fair value of derivative instruments, net of certain associated costs. Therefore, the Company is reporting FFO both excluding ("Adjusted FFO") and including these changes and costs.

                                              THREE MONTHS ENDED JUNE 30,             SIX MONTHS ENDED JUNE 30,
                                         ------------------------------------    ------------------------------------
                                                                       %                                       %
(In thousands, except per share data)       2007         2006        CHANGE        2007         2006         CHANGE
                                         ----------   ----------   ----------    ----------   ----------   ----------
Revenues                                 $   15,312   $    7,249       111.2%    $   27,813   $   12,920       115.3%

Net Income                               $    3,477   $    5,215       (33.3%)   $    8,641   $    7,384        17.0%

FFO*                                     $    3,477   $    5,665       (38.6%)   $    5,366   $    8,284       (35.2%)

Adjusted FFO*                            $    2,808   $    3,786       (25.8%)   $    4,727   $    6,261       (24.5%)

Per Share Data (diluted):

Net Income                               $     0.41   $     0.63       (34.9%)   $     1.03   $     0.89        15.7%

FFO*                                     $     0.41   $     0.68       (39.7%)   $     0.64   $     1.00       (36.0%)

Adjusted FFO*                            $     0.33   $     0.46       (28.3%)   $     0.56   $     0.75       (25.3%)

     * See footnotes (1) and (3) to the Selected Financial Data on page 4 for a discussion of FFO and AFFO and a reconciliation from GAAP net income.

INVESTMENT ACTIVITY

In the second quarter of 2007, a wholly owned subsidiary of AMAC originated first mortgage and mezzanine loans, subordinated notes and CMBS bonds totaling approximately $257.0 million, bringing AMAC's total origination for the first six months of 2007 to approximately $370.3 million.

Second quarter investment and origination activity included:

     o    $115.3 million of investment grade CMBS;
     o    $110.1 million of mezzanine loans for office and mixed use properties;
     o $23.4 million in subordinated notes for multifamily, retail and hotel properties; and
     o    an $8.2 million first mortgage loan for a retail property.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today at 10:00 a.m. Eastern Time to review the Company's second quarter financial results for the period ended June 30, 2007. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 310-6649. A webcast of the presentation will be available live and can be accessed through the Company's website, www.americanmortgageco.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Sunday, August 12, 2007 at (888) 203-1112 (Passcode 5524393) or on our website, www.americanmortgageco.com, through Thursday, November 8, 2007.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT AMAC

AMAC is a real estate investment trust that specializes in originating and acquiring mortgage loans and other debt instruments secured by multifamily and commercial properties throughout the United States. AMAC invests in mezzanine, construction and first mortgage loans, subordinated interests in first mortgage loans, bridge loans, subordinate commercial mortgage backed securities, and other real estate assets. For more information, please visit our website at http://www.americanmortgageco.com or contact the Investor Relations Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

                                                ===========   ===========
                                                  June 30,    December 31,
                                                    2007          2006
                                                -----------   -----------
                                                (Unaudited)
Balance Sheet Highlights

   TOTAL ASSETS                                 $   956,513   $   720,984
                                                ===========   ===========

   CDO notes payable                            $   362,000   $   362,000
                                                ===========   ===========

   Debt Facilities:

       Repurchase facilities                    $   403,124   $   163,576
                                                ===========   ===========

       Line of credit - related party           $    57,600   $    15,000
                                                ===========   ===========

       Mortgages payable on real estate owned   $         -   $    39,944
                                                ===========   ===========

       Preferred shares of subsidiary
           (subject to mandatory repurchase)    $    25,000   $    25,000
                                                ===========   ===========

   TOTAL LIABILITIES                            $   859,646   $   635,976
                                                ===========   ===========

   TOTAL SHAREHOLDERS' EQUITY                   $    96,867   $    85,008
                                                ===========   ===========

                                         =====================================================
                                             Three Months Ended          Six Months Ended
                                                 June 30,                    June 30,
                                         -----------------------------------------------------
                                             2007          2006          2007         2006
                                         -----------------------------------------------------
                                                              (Unaudited)
Income Statement Highlights

   Total revenues                        $    15,312   $     7,249   $    27,813   $    12,920
                                         ===========   ===========   ===========   ===========

   Income from continuing operations     $     3,477   $     5,107   $     5,110   $     7,395

   Income (loss) from discontinued
     operations                                    -           108         3,531           (11)
                                         -----------   -----------   -----------   -----------

   Net income                            $     3,477   $     5,215   $     8,641   $     7,384
                                         ===========   ===========   ===========   ===========

Per share amounts (basic and diluted):

   Income from continuing operations     $      0.41   $      0.62   $      0.61   $      0.89

   Income (loss) from discontinued
     operations                                    -          0.01          0.42             -
                                         -----------   -----------   -----------   -----------

   Net income                            $      0.41   $      0.63   $      1.03   $      0.89
                                         ===========   ===========   ===========   ===========


   Weighted average shares outstanding
     Basic                                     8,403         8,304         8,402         8,304
                                         ===========   ===========   ===========   ===========
     Diluted                                   8,403         8,304         8,402         8,305
                                         ===========   ===========   ===========   ===========

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and six months ended June 30, 2007 and 2006, is summarized in the following table:

                                       =======================================================
                                           Three Months Ended            Six Months Ended
                                                June 30,                      June 30,
                                       -------------------------------------------------------
                                           2007          2006           2007          2006
                                       -------------------------------------------------------
Net Income                             $     3,477   $     5,215    $     8,641    $     7,384

Depreciation of real property(2)                 -           450            336            900
Gain on sale of real property(2)                 -             -         (3,611)             -
                                       -----------   -----------    -----------    -----------

FFO                                    $     3,477   $     5,665    $     5,366    $     8,284
                                       ===========   ===========    ===========    ===========

Adjusted FFO(3)                        $     2,808   $     3,786    $     4,727    $     6,261
                                       ===========   ===========    ===========    ===========

Cash flows from operating activities   $     3,646   $     3,578    $     5,275    $     5,232
                                       ===========   ===========    ===========    ===========
Cash flows from investing activities   $  (186,619)  $  (130,507)   $  (270,947)   $  (130,274)
                                       ===========   ===========    ===========    ===========
Cash flows from financing activities   $   175,298   $   129,943    $   264,952    $   117,520
                                       ===========   ===========    ===========    ===========

FFO per share (basic and diluted)      $      0.41   $      0.68    $      0.64    $      1.00
                                       ===========   ===========    ===========    ===========

Adjusted FFO per share(3)
  (basic and diluted)                  $      0.33   $      0.46    $      0.56    $      0.75
                                       ===========   ===========    ===========    ===========

Weighted average shares outstanding
  Basic                                      8,403         8,304          8,402          8,304
                                       ===========   ===========    ===========    ===========
  Diluted                                    8,403         8,304          8,402          8,305
                                       ===========   ===========    ===========    ===========

(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization relating to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity. Our management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

(2) Relates to properties sold in 2007 and 2006, which are included in discontinued operations in our consolidated statements of income.

(3) Adjusted FFO excludes the change in fair value of derivative instruments, net of certain associated costs.

                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCLUDE, AMONG OTHERS, RISKS OF INVESTING IN NON-INVESTMENT GRADE COMMERCIAL REAL ESTATE INVESTMENTS; COMPETITION IN ACQUIRING DESIRABLE INVESTMENTS; INTEREST RATE FLUCTUATIONS; RISKS ASSOCIATED WITH INVESTMENTS IN REAL ESTATE GENERALLY AND THE PROPERTIES WHICH SECURE MANY OF OUR INVESTMENTS; GENERAL ECONOMIC CONDITIONS AND ECONOMIC CONDITIONS IN THE REAL ESTATE MARKETS SPECIFICALLY, PARTICULARLY AS THEY AFFECT THE VALUE OF OUR ASSETS AND THE CREDIT STATUS OF OUR BORROWERS; DEPENDENCE ON OUR ADVISOR FOR ALL SERVICES NECESSARY FOR OUR OPERATIONS; CONFLICTS WHICH MAY ARISE AMONG US AND OTHER ENTITIES AFFILIATED WITH OUR ADVISOR THAT HAVE SIMILAR INVESTMENT POLICIES TO OURS; RISKS ASSOCIATED WITH THE REPURCHASE AGREEMENTS WE UTILIZE TO FINANCE OUR INVESTMENTS AND OUR ABILITY TO RAISE CAPITAL; RISKS ASSOCIATED WITH FAILURE TO QUALIFY AS A REIT; AND RISKS ASSOCIATED WITH OUR COLLATERALIZED DEBT OBLIGATION ("CDO") SECURITIZATION TRANSACTIONS, WHICH INCLUDE, BUT ARE NOT LIMITED TO, THE INABILITY TO ACQUIRE ELIGIBLE INVESTMENTS FOR A CDO ISSUANCE; INTEREST RATE FLUCTUATIONS ON VARIABLE-RATE SWAPS ENTERED INTO TO HEDGE FIXED-RATE LOANS; THE INABILITY TO FIND SUITABLE REPLACEMENT INVESTMENTS WITHIN REINVESTMENT PERIODS AND THE NEGATIVE IMPACT ON OUR CASH FLOW THAT MAY RESULT FROM THE USE OF CDO FINANCINGS WITH OVER-COLLATERALIZATION AND INTEREST COVERAGE REQUIREMENTS. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. AMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN AMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.


                                       ###